ASSIGNMENT AGREEMENT
                                (Tucson, Arizona)

     THIS ASSIGNMENT AGREEMENT made this 3rd day of July, 1996, by and among AMA Funding Corporation ("AMA"), CareMatrix of Massachusetts, Inc. (f/k/a CareMatrix Corporation), a Delaware corporation ("Assignor"), and Chancellor of Massachusetts, Inc., a Delaware corporation ("Assignee").

                                   WITNESSETH

     WHEREAS, AMA has entered into that certain Letter of Intent (the "Letter of Intent"), dated December 18, 1995, relating to a certain parcel of land located in Peoria, Arizona (the "Land"), a copy of which is attached hereto as Exhibit A;

     WHEREAS, Assignor, an affiliate of AMA, intends to co-develop the Land for an assisted/independent living facility consisting of approximately one hundred twenty (120) units (the "Project");

     WHEREAS, (a) AMA desires to assign its rights and obligations under the Letter of Intent to Assignor, and (b) Assignor desires to simultaneously therewith assign certain of its rights and obligations under the Letter of Intent to Assignee, and (c) Assignee desires to assume such rights and obligations.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. AMA hereby assigns, sets over and transfers unto Assignor to have and to hold from and after the date hereof, all of the right, title and interest of AMA in, to and under the Letter of Intent, and Assignor hereby accepts the within assignment and assumes and agrees with AMA, to perform and comply with and to be bound by all of the terms, covenants, agreements, provisions and conditions of the Letter of Intent on the part of AMA thereunder to be performed on and after the date hereof, in the same manner and with the same force and effect as if Assignor had originally executed the Letter of Intent.

     2. Assignor hereby assigns, sets over and transfers unto Assignee to have and to hold from and after the date hereof, all of the right, title and interest of Assignor in, to and under the Letter of Intent other than Assignor's rights and obligations with respect to the development of the Project, and Assignee hereby accepts the within assignment and assumes and agrees with Assignor, to perform and comply with and to be bound by all of the terms, covenants, agreements, provisions and conditions of the Letter of Intent on the part of Assignor thereunder to be performed on and after the date hereof, in the same manner and with the same force and effect as if Assignee had originally executed the Letter of Intent.

     3. Assignor agrees to indemnify and hold harmless Assignee from and against any and all Claims (as defined in paragraph 5 hereof) accruing or arising under the Letter of Intent on or before the date hereof.

     4. Assignee agrees to indemnify and hold harmless Assignor from and against any and all Claims accruing or arising under the Letter of Intent after the date hereof.

     5. For the purposes of this Agreement, the term "Claims" means all costs, claims, obligations, damages, penalties, causes of action, losses, injuries, liabilities and expenses (including, without limitation, reasonable legal fees and expenses).

     6. This Agreement (i) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, (ii) shall be governed by the laws of the Commonwealth of Massachusetts, and (iii) may not be modified orally, but only by a writing signed by both parties hereto.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

                                       AMA FUNDING CORPORATION

                                       By:  /s/ Andrew D. Gosman
                                          -------------------------------------
                                          Name: Andrew D. Gosman
                                          Title:

                                       ASSIGNOR:

                                       CAREMATRIX OF
                                        MASSACHUSETTS, INC.

                                       By:   /s/ James M. Clary
                                          -------------------------------------
                                          Name:  James M. Clary
                                          Title:

                                       ASSIGNEE:

                                       CHANCELLOR OF
                                        MASSACHUSETTS, INC.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                                                       Exhibit A

December 11, 1995

Ms. Priscilla S. Kuhn
President
Netwest Development Corporation
2221 East Broadway boulevard, Suite 211
Tucson, AZ 85719

RE: Amber Lights - Tucson, AZ; Letter of Intent

Dear Prill:

The purpose of this letter is to set forth the basic terms of a proposed Joint Venture with Netwest Development Corporation or its nominee ("Netwest") and AMA Funding Corporation or its nominee ("AMA"), for the development, financing, ownership and management of a senior housing project consisting of approximately 120 independent and assisted living units (the "Project") on a 4.85-acre site in Tucson, Arizona (the "Property"), as more particularly described in Exhibit A attached hereto. Subject to the preparation, execution, and performance of definitive written agreements (collectively, the "Joint Venture Agreement") containing the mutual covenants and agreements of the parties, intend to undertake the following:

1. Joint Venture Agreement: On or before December 31, 1995 (the "Joint Venture Period"), or an extension for up to a period of not to exceed sixty (60) days thereafter at the request or either party for reasonable cause or unless extended by mutual agreement by both parties, AMA and Netwest will enter into the Joint Venture Agreement relating to the Project (the "Joint Venture"), which Joint Venture Agreement shall provide, among other things, that AMA and its principals and colleagues, including, without limitation, Fred McCall-Perez, will obtain an eighty-five (85%) percent interest in the Project and the property, and Netwest and its principals and colleagues will obtain a fifteen (15%) percent interest in the Project and the Property.

2. Development Agreement: The Joint Venture will enter into a development agreement (the "Development Agreement") with The CarePlex Group, Inc. or its nominee ("CarePlex") and Netwest (collectively, the "Developers") upon terms to be mutually agreed upon by the parties. Netwest and CarePlex shall be listed together on all documents, announcements, submissions or any other materials as the Developers. The Developers shall work together to manage the design, planing and construction phases of the Project. CarePlex and Netwest will work together as a team in good faith to resolve all issues pertaining to the Project. The Development Agreement will take into account the expertise and experience of the Developers, who will secure the necessary zoning, subdivision, environmental, permits and approvals and any other applicable permit or approval as may be required for the development of the Project. The developers will also enter on behalf of the Joint Venture into such contracts with an architectural/engineering firm, general contractor, and all other consultants as are necessary for the development and construction of the Project. Pending further financial analysis, and prior to the execution of the Joint Venture Agreement, a development fee to be paid to the Developers (the "Development Fee") and a schedule for payment thereof, will be mutually agreed upon by the parties.

3. Management Agreement: Simultaneously with the execution of the Development Agreement, the Joint venture shall enter into a management agreement (the "Management Agreement") pursuant to which Netwest or its nominee shall have the right to manage the Project upon completion. Pending further financial analysis, and prior to the execution of the Joint Venture Agreement, the terms and conditions of the Management Agreement will be mutually agreed upon by the parties.

4. Financing: AMA will obtain both construction and permanent financing for the Project (the "Project Loan"). The Joint Venture shall execute any and all documents in connection with the Project loan, provided, however, that the Project Loan will be non-recourse or substantially non-recourse to the Joint Venture. Pending further financial analysis and prior to the execution of the Joint Venture Agreement or a date specified therein, the construction and permanent financing amounts and other terms and conditions will be mutually agreed upon by the parties.

5. Working Capital: Pending further financial analysis, and prior to the execution of the Joint Venture Agreement, the estimated working capital requirements, schedule for disbursement and repayment obligation will be mutually agreed upon by the parties. It is understood that AMA and Netwest will contribute eighty-five (85%) percent and fifteen (15%) percent, respectively, of the working capital requirements for the Project.

6. Decision Making: Prior to the execution of the Joint Venture Agreement, AMA and Netwest will work together in good faith to resolve all issues pertaining to the Project. If unable to do so, either party may give notice to the other of termination of its undertakings under this letter and all obligations hereunder shall cease and be of no other force or effect.

7. Plans and Specifications: Simultaneously, with the execution of the Joint Venture Agreement, Netwest shall assign, if any, all of its rights, title and interest in any and all architectural, engineering and other contracts with respect to the Project to the Joint Venture or the Developers free of any claims or encumbrances. The Joint Venture is not obligated to assume any of said contracts, however, appropriate consideration will be given to existing relationships, and provided, however, that the architect for the Project will be Bruker Brown Architects, P.C. In the event that Netwest and AMA mutually decide to terminate the Joint Venture Agreement, all architectural/engineering, zoning, and other plans and designs that relate specifically to the Project will be retained by Netwest for their continued use.

8. Access and Due Diligence: Following the execution of this letter by both parties, AMA, its agents, representatives, lender(s) architect(s), engineer(s) and employees shall, after notification to Netwest, have access to the Property and the Project at any time during normal business hours and from time to time, at CarePlex's sole cost and expense, in order to perform such financial analyses, topographical and engineering surveys, environmental site assessments and other tests, surveys and studies of the Property and the Project as AMA may deem necessary or appropriate. AMA and/or CarePlex shall provide Netwest, upon reasonable request, with access or copies of all information, materials, records or other documents in connection with the Property or the Project. If AMA, in its sole discretion, is dissatisfied with the status or quality of title, or environmental condition of the Property, then AMA may terminate this letter by written notice to Netwest on or before 5:00 p.m. (Boston) on December 31, 1995 or such other date specified in the Joint Venture Agreement.

9. Miscellaneous: (a) Neither Netwest nor AMA will release information to the public concerning this letter, the Joint Venture Agreement, and the transactions contemplated hereby or thereby without the prior written consent of the other parties, and each party shall consult with the other as to the form and substance of any press release or other public disclosure; provided that nothing contained herein shall prevent any party from disclosing any information required to be disclosed in accordance with any law, regulation, or order of a court or regulatory agency of competent jurisdiction; and (b) all information furnished by Netwest to AMA or AMA to Netwest under this letter shall be treated as confidential and Netwest and AMA shall take normal and reasonable precaution to preserve the confidentiality of such information until the Closing and, if this letter or the Joint Venture Agreement are terminated, whichever shall first occur, AMA and Netwest shall return to each other all documents and other materials containing, reflecting, and referring to such information and AMA and Netwest shall take normal and reasonable precautions to preserve the confidentiality of such information. AMA's and Netwest's obligations hereunder shall not apply to any information which: (i) was already in its possession prior to the disclosure thereof by AMA or Netwest, (ii) was then generally known to the public, (iii) became known to the public through no fault of AMA or Netwest or any of their respective agents or representatives, or (iv) was disclosed to AMA or Netwest by a third party unaffiliated with AMA or Netwest who to the best of AMA's or Netwest's knowledge was not bound by an obligation of confidentiality to AMA or Netwest.

10. Land Purchase: Prior to the execution of the Joint Venture Agreement, AMA will loan Five Hundred Ten Thousand Dollars ($510,000.00) to Netwest for the purchase of the Property which loan will be evidenced by a Promissory Note (the "Note") payable to the order of AMA with an interest rate equal to the prime rate announced by Fleet Bank, N.A. from time to time and a repayment obligation upon the earlier of: (i) the expiration of the Joint Venture Period, or (ii) nine (9) months from the execution date of the Note or such other date as mutually agreed upon by the parties in writing (the "Maturity Date"). The Note will be secured by a Deed of Trust, in form and substance satisfactory to AMA in its reasonable discretion, and joint and several personal guarantees from the principals of Netwest, which guarantees shall be satisfactory to AMA in its sole discretion. Upon obtaining all necessary permits and approvals to develop the Project (including the expiration of al applicable appeal periods), Netwest will transfer the property to the Joint Venture in accordance with the terms thereof. All costs of such transfer shall be borne by the Joint Venture. The parties shall use their best efforts to structure such transfer in the least costly manner to the Joint Venture. Notwithstanding the foregoing, in the event the Developers fail to obtain all such necessary permits and approvals to develop the Project prior to the maturity Date, AMA shall have the right to terminate the Joint Venture Agreement upon ten (10) days notice to Netwest.

11. Termination of this Letter: Unless otherwise mutually agreed upon by the parties in writing, this letter shall terminate the earlier of (i) the execution of the Joint Venture Agreement, or (ii) December 31, 1995.

12. Non-Binding Letter of Intent: This letter is not intended as a contract, but merely as a statement of the intentions and undertaking of the parties except as set forth in Paragraph 9, the terms hereof and the transaction will be binding upon the parties only in accordance with the terms contained in the Joint Venture Agreement, if, as, and when such Joint Venture Agreement has been duly authorized and executed by the parties.

If the foregoing terms are acceptable to you, please so indicate by signing and dating the enclosed copy of this letter and return it to the undersigned.

Very truly yours,

AMA FUNDING CORPORATION

By:   /s/ James M. Clary
    ----------------------------
    Name: James M. Clary
    Title: Vice President

THE CAREPLEX GROUP, INC.

By:   /s/ James M. Clary
    ----------------------------
    Name: James M. Clary
    Title: General Counsel/ Executive VP

AGREED:

NETWEST DEVELOPMENT CORPORATION

By: /s/ Priscilla S. Kuhn
    ----------------------------
    Name: Priscilla S. Kuhn
    Title: President

Date: December 11, 1995

                            [LETTERHEAD OF CAREPLEX]

VIA AIRBORNE

                                                    June 30, 1996

Ms. Priscilla S. Kuhn
President
Netwest Development Corporation
2221 East Broadway Boulevard
Suite 211
Tucson, AZ 85719

RE: Care/Matrix/Amber Lights - Tucson, Arizona

Dear Prill:

     Reference is hereby made to that certain Letter of Intent dated December 18, 1996 by and between Netwest Development Corporation ("Netwest") and AMA Funding Corporation ("AMA") related to the above-referenced project, as amended (the "LOI"). Reference is further made to Paragraph 1 of the LOI with respect to the Joint Venture Agreement. This letter shall confirm that the Joint Venture Agreement Date has been extended to August 30, 1996. In addition, reference is further made to Paragraph 8 of the LOI with respect to Access and due Diligence. This letter shall confirm that the Access and Due Diligence Date is hereby extended to August 30, 1996.

This letter shall also confirm that Care Matrix has funded $65,894.12 to cover the initial architectural/engineering and due diligence related expenses for the project. Prior to additional funding and prior to the execution of the Joint Venture Agreements Care Matrix and Netwest shall agree to a mutually acceptable preliminary development budget and pre-construction drawn down schedule for future disbursements by July 31, 1996.

If the foregoing change is acceptable to you, please acknowledge your acceptance by signing below and returning a copy to me. Except as modified hereby, all other terms and provisions of the LOI shall remain unchanged by this letter.

Letter to Ms. Kuhn
June 30, 1996
Page 2

Thank you for your attention to this matter.

                                       Very truly yours,

                                       /s/ Kevin J. Maley
                                       -----------------------------------------
                                       Kevin J. Maley
                                       Senior Vice President/Development Officer

ACKNOWLEDGED AND AGREED TO:

NETWEST DEVELOPMENT CORPORATION

By: /s/ Priscilla S. Kuhn
   -----------------------------
   Name:  Priscilla S. Kuhn
   Title: President

                           [LETTERHEAD OF CAREMATRIX]

VIA FEDERAL EXPRESS

                                                   April 30, 1996

Ms. Priscilla S. Kuhn
President
Netwest Development Corporation
2221 East Broadway Boulevard
Suite 211
Tucson, AZ 85719

RE: CareMatrix/Amber Lights - Tucson, Arizona

Dear Prill:

     Reference is hereby made to that certain Letter of Intent dated December 18, 1995 by and between Netwest Development Corporation ("Netwest") and AMA Funding Corporation ("AMA") related to the above-referenced project, as amended (the "LOI"). Reference is further made to Paragraph 1 of the LOI with respect to the Joint Venture Agreement. This letter shall confirm that the Joint Venture Agreement Date has been extended to June 30, 1996. In addition, reference is further made to Paragraph 8 of the LOI with respect to Access and Due
Diligence. This letter shall confirm that the Access and Due Diligence Date is hereby extended to June 30, 1996.

This letter shall also confirm that CareMatrix has funded $65,894.12 to cover the initial architectural/engineering and due diligence related expenses for the project. Prior to additional funding and prior to the execution of the Joint Venture Agreements Carematrix and Netwest shall agree to a mutually acceptable preliminary development budget and pre-construction drawn down schedule for future disbursements by June 30, 1996.

Letter to Ms. Kuhn
April 30, 1996
Page 2

     If the foregoing change is acceptable to you, please acknowledge your acceptance by signing below and returning a copy to me. Except as modified hereby, all other terms and provisions of the LOI shall remain unchanged by this letter.

        Thank you for your attention to this matter.

                                       Very truly yours,

                                       /s/ Kevin J. Maley
                                       -----------------------------------------
                                       Kevin J. Maley
                                       Senior Vice President/Development Officer

ACKNOWLEDGED AND AGREED TO:

NETWEST DEVELOPMENT CORPORATION

By: /s/ Priscilla S. Kuhn
   -----------------------------
   Name:  Priscilla S. Kuhn
   Title: President

                           [LETTERHEAD OF CAREMATRIX]

VIA FEDERAL EXPRESS

                                                     March 20, 1996

Ms. Priscilla S. Kuhn
President
Netwest Development Corporation
2221 East Broadway Boulevard
Suite 211
Tucson, AZ 85719

RE: CarePlex/Amber Lights - Tucson, Arizona

Dear Prill:

     Reference is hereby made to that certain Letter of Intent dated December 18, 1995 by and between Netwest Corporation ("Netwest") and AMA Funding Corporation ("AMA") related to the above-referenced project, as amended (the "LOI"). Reference is further made to Paragraph 1 of the LOI with respect to the Joint Venture Agreement. This letter shall confirm that the Joint Venture Agreement Date has been extended to April 30, 1996. In addition, reference is further made to Paragraph 8 of the LOI with respect to Access and Due Diligence. This letter shall confirm that the Access and Due diligence Date is hereby extended to April 30, 1996.

     This letter shall also confirm that CarePlex has agreed to commit $75,000 to cover the initial architectural/engineering and due diligence related expenses for the project. CarePlex and Netwest shall agree to a mutually acceptable preliminary development budget and pre-construction drawn down schedule for future disbursements by April 1, 1996.

Letter to Ms. Kuhn
March 20, 1996
Page 2

     If the foregoing change is acceptable to you, please acknowledge your acceptance by signing below and returning a copy to me. Except as modified hereby, all other terms and provisions of the LOI shall remain unchanged by this letter.

                                       Very truly yours,

                                       /s/ Andrew D. Gosman

                                       Andrew D. Gosman
                                       President

ACKNOWLEDGED AND AGREED TO:

NETWEST DEVELOPMENT CORPORATION

By: /s/ Priscilla S. Kuhn
   -----------------------------
   Name:  Priscilla S. Kuhn
   Title: President
             3/20/96

                            [LETTERHEAD OF CAREPLEX]

February 22, 1996                                      Via Facsimile

Mrs. Priscilla S. Kuhn
President
Netwest Development Corporation
2221 East Broadway Boulevard,
Suite 211
Tucson, AZ 85719

Re: Amber Lights - Tucson, AZ

Dear Prill:

Reference is hereby made to the certain Letter of Intent ("LOI") dated December 11, 1995 by and between Netwest Development Corporation ("Netwest") and AMA Funding Corporation ("AMA") and as amended in accordance with letters dated December 28, 1995 and January 22, 1996, related to the above-referenced project. Reference is further made to Paragraph 1 of the LOI with respect to the Joint Venture Agreement. This letter shall confirm that the Joint Venture Agreement Date has been extended from February 23, 1996 to March 1, 1996. In addition, reference is further made to Paragraph 8 of the LOI with respect to Access and Due Diligence. This letter shall confirm that the Access and Due Diligence Date, is hereby extended from February 23, 1996 to March 1, 1996.

If the foregoing is acceptable to you, please acknowledge your acceptance by signing and returning a copy to me. Except as modified hereby, all of the other terms and provisions of the LOI shall remain unchanged.

Thank you for your attention to this matter.

With best regards,

/s/ Kevin J. Maley

Kevin J. Maley
Senior Vice President/Development Officer

ACKNOWLEDGED AND AGREED TO:

NETWEST DEVELOPMENT CORPORATION

By: /s/ Priscilla S. Kuhn
   -----------------------------
   Name:  Priscilla S. Kuhn
   Title: President
             2/22/96

KJM:clb

pc:  Andrew Gosman
     James M. Clary, III, Esq.

                            [LETTERHEAD OF CAREPLEX]

January 22, 1996                                      Via Facsimile

Mrs. Priscilla S. Kuhn
President
Netwest Development Corporation
2221 East Broadway Boulevard
Suite 211
Tucson, AZ  85719

Re: Amber Lights - Tucson, AZ

Dear Prill:

     Reference is hereby made to that certain Letter of Intent (the "LOI") dated December 11, 1995 by and between Netwest Development Corporation ("Netwest") and AMA Funding Corporation ("AMA") and as amended in accordance with a letter dated December 28, 1995, related to the above-referenced project. Reference is further made to Paragraph 1 of the LOI with respect to the Joint Venture Agreement. This letter shall confirm that the Joint Venture Agreement Date has been extended from January 26, 1996 to February 23, 1996. In addition, reference is further made to Paragraph 8 of the LOI with respect to Access and Due Diligence. This letter shall confirm that the Access and Due Diligence Date, is hereby extended from January 26, 1996 to February 23, 1996.

     If the foregoing is acceptable to you, please acknowledge your acceptance by signing below and returning a copy to me. Except as modified hereby, all other terms and provisions of the LOI shall remain unchanged.

     Thank you for your attention to this matter.

With best regards,

/s/ Kevin J. Maley

Kevin J. Maley
Senior Vice President/Development Officer

ACKNOWLEDGED AND AGREED TO:

NETWEST DEVELOPMENT CORPORATION

By: /s/ Priscilla S. Kuhn
   -----------------------------
   Name:  Priscilla S. Kuhn
   Title: President

pc:  Andrew Gosman
     James M. Clary, III, Esq.

                            [LETTERHEAD OF CAREPLEX]

January 22, 1996                                      Via Facsimile

Mrs. Priscilla S. Kuhn
President
Netwest Development Corporation
2221 East Broadway Boulevard
Suite 211
Tucson, AZ 85719

Re:  Amber Lights - Tucson, AZ

Dear Prill:

     Reference is hereby made to that certain letter of Intent (the "LOI") dated December 11, 1995 by and between Netwest Development Corporation ("Netwest") and AMA Funding Corporation ("AMA") and as amended in accordance with a letter dated December 28, 1995, related to the above-referenced project. Reference is further made to Paragraph 1 of the LOI with respect to the Joint Venture Agreement. This letter shall confirm that the Joint Venture Agreement Date has been extended from January 26, 1996 to February 23, 1996. In addition, reference is further made to Paragraph 8 of the LOI with respect to Access and Due Diligence. This letter shall confirm that the Access and Due Diligence Date, is hereby extended from January 26, 1996 to February 23, 1996.

     If the foregoing is acceptable to you, please acknowledge your acceptance by signing below and returning a copy to me. Except as modified hereby, all other terms and provisions of the LOI shall remain unchanged.

     Thank you for your attention to this matter.

With best regards,

/s/ Kevin J. Maley

Kevin J. Maley
Senior Vice President/Development Officer

ACKNOWLEDGED AND AGREED TO:

NETWEST DEVELOPMENT CORPORATION

By: /s/ Priscilla S. Kuhn            1-26-96
   -----------------------------
   By:  Priscilla S. Kuhn
   Title: President

pc:  Andrew Gosman
     James M. Clary, III, Esq.